July 29, 2019 Second Quarter 2019 Operating Results Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”), the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets and in closing and originating loans in the pipeline that the Company is evaluating are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Second Quarter 2019 Highlights 2Q 2019 Highlights 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income), Asset-Level Estimated Return on Equity (“ALEROE”), LTV, and Loan Risk Rating 2. Inclusive of the Stanly Ranch co-originated senior loan of $132.0 million with an interest rate of LIBOR plus 4.25% that is accounted for as a non-consolidated senior interest as of June 30, 2019 3. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets 4. On April 12, 2019, sold 900,000 common shares pursuant to the equity offering green shoe for additional cash proceeds of $17.4 million Increase of 9.6% in interest earning assets drove a 12.7% increase in GAAP net income Loan portfolio growth spurred by $755.0 million of new loan commitments with a weighted average interest rate of LIBOR plus 3.64%(2), weighted average LTV of 60.1%(1), and ALEROE(1) of 9.7%(3) Loan unpaid principal balance grew $116.2 million to $4.8 billion from the quarter ended March 31, 2019 Purchased 17 CRE CLO debt securities for aggregate consideration of $368.2 million GAAP net income and Core Earnings(1) of $0.43 and $0.44 per share, respectively Declared Common and Class A common stock dividend of $0.43 per share Loan portfolio maintained a stable credit profile with strong asset-level returns Total loan commitments of $5.5 billion with a weighted average interest rate of LIBOR plus 3.8% 100% floating rate, 99.9% senior mortgage loan portfolio with a LTV of 65.1% (1) Weighted Average Loan Risk Rating(1) of 2.8 is unchanged from March 31, 2019 Continued focus on financing efficiency and a stable capital base Matched-term, non-mark-to-market loan portfolio financings equal 41.8% of outstanding financings; additional portfolio financing capacity of $1.6 billion Increased equity capital base by $17.4 million from the green shoe exercise related to the Company’s March 2019 underwritten public offering of common stock (4)

Loan Portfolio Highlights Loan Investment Activity Loan Portfolio 1. See Appendix for definitions, including definitions of LTV, Loan Category, Property Type, Loan Risk Rating, and Asset-Level Estimated Return on Equity (“ALEROE”) 2. Inclusive of the Stanly Ranch co-originated senior loan of $132.0 million with an interest rate of LIBOR plus 4.25% that is accounted for as a non-consolidated senior interest as of June 30, 2019 3. Excluding the Las Vegas Land loan, the weighted average interest rate for loan originations during the three months ended March 31, 2019 is LIBOR plus 3.42% and the quarter-over-quarter change is 6.4% 4. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets Loan Investment Activity1 ($ in millions) June 30, 20192 March 31, 20193 QoQ Change Number of Loans Closed 8 11 (27.3%) Total Loan Commitments $755.0 $713.6 5.8% Initial Unpaid Principal Balance $507.8 $633.1 (19.8%) Average Loan Size (by Commitment) $94.4 $64.9 45.5% Weighted Average Interest Rate LIBOR plus 3.64% LIBOR plus 3.96% (8.1%) Weighted Average LTV 60.1% 62.9% (4.5%) Asset-Level Estimated Return on Equity(4) 9.7% 10.8% (10.2%) Loan Investment Portfolio1 ($ in millions) June 30, 2019 March 31, 2019 QoQ Change Total Loan Commitment $5,513.6 $5,373.7 2.6% Unpaid Principal Balance $4,849.2 $4,733.0 2.5% Weighted Average Loan Risk Rating 2.8 2.8 - Average Loan Size (by Commitment) $81.1 $81.4 (0.4%) Weighted Average Interest Rate LIBOR plus 3.77% LIBOR plus 3.89% (3.1%) Weighted Average LTV 65.1% 64.2% 1.4% MSA Concentrations (Top 25 / Top 10) 75.9% / 52.8% 76.2% / 56.4% (0.4%)/ (6.4%)

Operating Performance Highlights Financial Performance Performance Metric June 30, 2019 March 31, 2019 QoQ Change GAAP net income $32.0 million ($0.43 / share) $28.4 million ($0.42 / share) 12.7% Core Earnings1 $32.7 million ($0.44 / share) $28.9 million ($0.43 / share) 13.1% Cash dividends declared $32.0 million ($0.43 / share) $31.6 million ($0.43 / share) 1.3% Annualized dividend yield (on book value) 8.7% 8.7% - Book value per common share $19.76 $19.73 0.2% Common shares outstanding(2) 74.1 million 73.2 million 1.2% Weighted average shares outstanding(2) 74.0 million 68.3 million 8.3% 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income) and Loan Portfolio Leverage 2. Common shares outstanding and weighted average shares outstanding include common and Class A common stock 3. Available Liquidity is defined as cash and cash equivalents plus undrawn capacity on secured financing arrangements as of the reporting date Capitalization Performance Metric June 30, 2019 March 31, 2019 QoQ Change Loan Financing Commitments $5.5 billion $5.3 billion 3.8% Loan Portfolio Financing Capacity $1.6 billion $2.0 billion (20.0%) Available Liquidity3 $171.4 million $160.5 million 6.8% Loan Portfolio Leverage1 77.3% 74.1% 4.3% Weighted Average Cost of Funds LIBOR plus 1.80% LIBOR plus 1.74% 3.4%

$0.43 $0.43 $0.43 Operating Performance 2Q19 net interest income increased to $41.8 million, up $4.6 million, or 12.4%, from the quarter ended March 31, 2019, due primarily to net growth of interest earning assets Declared cash dividends of $0.43 per common share during the quarter ended June 30, 2019, representing an 8.7% annualized dividend yield on book value per common share of $19.762 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date Annualized Dividend Yield and Book Value per Common Share Steady Earnings Growth $ Millions Core Earnings1 GAAP net income Quarterly Results Annualized Dividend Yield2 Book Value per Common Share Consistent Dividend Yield $19.78 $19.76 $19.73 $0.43 $19.76 13.1% QoQ Growth

Loan Category Geographic Diversity Diversified Loan Portfolio National, Major Market Footprint2 Property Diversity2 Lending Focused in Top 25 Markets1 Fixed vs. Floating2 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. By total loan commitment at June 30, 2019 3. Condominium net exposure reflects total loan commitments for the Company’s five condominium inventory loans reduced by the related aggregate net sales value of executed sales contracts, for a net exposure of $57.9 million as of June 30, 2019 4. See Appendix for definitions, including LTV, Loan Category, and Geographic Diversity definitions 5. Includes the Las Vegas Land loan (total loan commitment of $112.0 million), which closed during the quarter ended March 31, 2019. This property type is referred to as “Other” in Note 15 to the Consolidated Financial Statements included in the Company’s Form 10-Q for the quarter ended June 30, 2019 2,4 Top 25 Markets Account for 75.9% of Total Loan Commitments Net Exposure 1.0%3 Loan Portfolio: $5.5 billion2 Loan Type: First Mortgage 99.9% Mezzanine Loan 0.1% Weighted Average Interest Rate: LIBOR plus 3.8% Weighted Average LTV: 65.1%4 Property Diversity: Office is highest concentration: 36.6% 2,4 East 35.9% Multifamily 24.0% GA 7.5% MI 3.8% FL 6.6% PA 8.5% TN 3.4% NC 5.8% TX 10.8% NY 12.1% LA 1.1% IL 6.2% MD 1.5% CA 14.5% OH 2.1% HI 0.8% NV 2.0% KY 0.7% NJ 6.3% Construction 0.6% MO 2.4% MA 2.4% VA 1.2% CT 0.2%

Diversified Loan Portfolio 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category and Property Type 2. By total loan commitment 3. By loan carrying value 4. Includes the Las Vegas Land loan (total loan commitment of $112.0 million), which closed during the quarter ended March 31, 2019. This property type is referred to as “Other” in Note 15 to the Consolidated Financial Statements included in the Company’s Form 10-Q for the quarter ended June 30, 2019 Note: Totals may not sum due to rounding Portfolio Growth by Loan and Property Type1,2 Consistent, Strong Credit Quality3 Loan Category $ Millions Risk Ratings – 6/30/2019 $ Millions Property Type $ Millions Total: $4,712.1 Loan UPB increased 2.5% to $4.8 billion from March 31, 2019 Office and Multifamily are largest exposures at 36.6% and 24.0%, respectively, of total loan commitments Weighted average loan portfolio risk rating of 2.8 unchanged from March 31, 2019 Weighted Average Risk Rating of 2.8 $0.0 Risk Ratings – 3/31/2019 $ Millions Total: $4,830.2 $0.0 $0.0 4

Loan Originations 2Q19 Investment Highlights1 Closed 8 first mortgage loans, retaining 1 mezzanine loan Total commitments of $755.0 million Initial fundings of $507.8 million Average loan size of $94.4 million2 100% Floating Rate Weighted average LIBOR floor of 1.84% Weighted average interest rate of LIBOR plus 3.64% Weighted average LTV of 60.1%3 Property types2: Attractive Loan Origination Metrics3   3Q18 4Q18 1Q19 2Q19 Loan-to-Value (LTV) 61% 65% 63% 60% Mortgage Loan WAS 4.0% 3.3% 4.0% 3.6% Asset-Level Estimated Return on Equity 9.7% 8.3% 10.8% 9.7% $ Millions 1. Inclusive of the Stanly Ranch co-originated senior loan of $132.0 million with an interest rate of LIBOR plus 4.25% that is accounted for as a non-consolidated senior interest as of June 30, 2019 2. Average loan size based on loans originated or acquired during a reporting period. Property types based on total loan commitment 3. See Appendix for definitions, including LTV and Asset-Level Estimated Return on Equity TTM Average Loan Originations of $700.5 Million1 TTM Average Loan Originations Property Type 2Q19 Loan Originations 2Q19 Loan Portfolio Office 36.9% 36.6% Hotel 30.3% 13.0% Multifamily 9.3% 24.0% Mixed-Use 23.5% 18.2%

Hotel Office Mixed-use $62.0M $135.0M $143.0M Calistoga, CA Charlotte, NC & Sarasota, FL New York, NY 89-key luxury resort (expanding to 100-keys) Two office buildings totaling 725k SF A 100% leased office building (Microsoft (AAA/Aaa)) with ground floor retail Complete 11 new suites, expand meeting and F&B buildings, and upgrade rooms Complete remaining renovations and lease-up Lease-up the retail portion of the collateral to complete stabilization the property 48.6% / 11.0% 67.0% / 7.6% 61.0% / 4.9% Moderate Transitional Bridge Moderate Transitional June 2019 May 2019 May 2019 Select 2Q 2019 Loan Originations 1. See Appendix for definitions, including LTV, and Loan Category definitions 2. In-place debt yield for loans originated during the three months ended June 30, 2019 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date Note: Select 2Q19 Loan Originations or acquisitions represent 45.0% of total loan originations during 2Q19 based on total commitments. See slide 9 for Loan Origination data for 2Q19 Total Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield1,2 Loan Category1 Property Photos Investment Date

Loan Funding Activity through June 30, 2019 2Q19 portfolio growth spurred by $755.01 million of new loan commitments with a $94.4 million average loan size Loan UPB grew $116.2 million to $4.8 billion; loan repayments totaled $451.3 million in 2Q19, compared to $271.1 million in 1Q19 1. New loan originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings 2. Total loan commitments and unfunded loan commitments for the three months ended June 30, 2019 includes $132.0 million related to a non-consolidated senior interest co-originated during the period Note: Totals may not sum due to rounding Total Loan Commitments UPB Deferred Fundings and New Loan Originations1 Unfunded Loan Commitments Repayments $4,308.6 $4,705.8 $5,373.7 $4,947.7 $5,513.6 Loan Funding Activity $ Millions (2)

Loan Portfolio Financing as of June 30, 2019 1. Total Loan Portfolio Financing Capacity and Financing Utilization relates only to the financing of the Company’s loan investments 2. Borrowings are 100% recourse to the Company Note: Excludes items related to CMBS and CRE CLO investments. Totals may not sum due to rounding Financing Efficiency Boosts Levered Returns $ Millions Total Available Financing Capacity: $1,595.9 Loan Financing Utilization1 Loan Financing Capacity: $5.5 Billion Capacity $ Millions Secured Revolving Repurchase Agreements 5 Lenders Secured Credit Agreement2 1 Lender Senior Secured Credit Agreement 1 Lender Collateralized Loan Obligations TRTX 2018-FL1 ($412.0) TRTX 2018-FL2 ($775.4) Asset-specific Financing 2 Lenders Non-consolidated Senior Interest 1 Lender $88.7 $71.3 Partial Repayment of TRTX 2018-FL1 Class A Notes Non-recourse, Matched-term Financing Matched-term, non-mark-to-market loan portfolio financings represents 41.8% of total financing Reduces mark-to-market risk on loan portfolio and enhances Asset-Level Estimated Return on Equity Facilitates efficient capital markets activity and a prudent balance sheet management strategy Term Loan Facility 1 Lender $132.0

Capital Deployment Strong, Diverse Capital Base Drives Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage 2. Outstanding total loan commitments as of the reporting date 3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS and CRE CLO investments) or mortgage loan repayments. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Total Loan Commitments as a percentage of Potential Gross Loan Investment Capacity Potential Net Loan Capacity of $1.1 billion available to drive loan portfolio growth in 2019 Investment Capacity $ Millions Leverage Ratio1 Loan UPB $4,733.0 $4,849.2 Total Stockholders’ Equity $1,443.5 $1,464.8 Targeted Leverage 3.5:1 3.5:1 Potential Gross Loan Investment Capacity $6,495.8 $6,591.6 Less: Outstanding Total Loan Commitments2 ($5,373.7) ($5,513.6) Potential Net Loan Capacity3 $1,122.1 $1,078.0 Potential Gross Loan Investment Capacity Utilization Rate4 82.7% 83.6% Mar 31, 2019 Jun 30, 2019

Interest Rate Sensitivity Net floating rate mortgage loan exposure of $1.1 billion generates an annualized increase in net interest income of approximately $5.5 million for every 50 basis point increase in 1-month LIBOR1 100% floating rate loan portfolio that benefits from contractual interest rate floors with a weighted average strike LIBOR rate of 1.43%; for 2Q19 loan originations, weighted average strike LIBOR rate was 1.84% Loan Portfolio Composition $ Millions Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR (bps)1,2 1. See Part I, Item 3 of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk for the period ended June 30, 2019 2. Based on 1-month LIBOR at June 28, 2019 of 2.40% Note: Excludes items related to CMBS and CRE CLO investments Impact on Annualized Net Interest Income per Common Share ($0.02) ($0.03) ($0.02) $0.07 $0.15 $0.22 $0.30 Benefit of LIBOR Floors

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share For the Period Ended (unaudited) Jun 30, 2019 Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Net Income Attributable to Common Stockholders1 $31,827 $28,268 $28,467 $26,797 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 73,963,337 68,294,736 67,185,646 64,295,973 Basic and Diluted Earnings per Common Share $0.43 $0.42 $0.43 $0.42 Dividends Declared per Common Share $0.43 $0.43 $0.43 $0.43 For the Period Ended (unaudited) Jun 30, 2019 Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Net Income Attributable to Common Stockholders1 $31,827 $28,268 $28,467 $26,797 Non-Cash Compensation Expense 881 633 182 109 Depreciation and Amortization Expense — — — — Unrealized Gains (Losses) — — — — Other Items — — — — Core Earnings $32,708 $28,901 $28,649 $26,906 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 73,963,337 68,294,736 67,185,646 64,295,973 Core Earnings per Common Share, Basic and Diluted $0.44 $0.43 $0.43 $0.42 1. Represents GAAP net income attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock Note: Amounts shown in thousands, except share and per share data Book Value Per Common Share For the Period Ended (unaudited) Jun 30, 2019 Mar 31, 2019 Dec 31, 2018 Sep 30, 2018 Total Stockholders’ Equity $1,464,757 $1,443,549 $1,327,170 $1,328,886 Preferred Stock 125 125 — — Stockholders’ Equity, Net of Preferred Stock $1,464,632 $1,443,424 $1,327,170 $1,328,886 Number of Common Shares Outstanding at Period End2 74,139,409 73,161,376 67,163,700 67,187,277 Book Value per Common Share $19.76 $19.73 $19.76 $19.78

TRTX Loan Portfolio Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Loan 1 $223.0 $167.8 L + 3.4% 5.1 years Atlanta, GA Office $214 Sq. ft. 61.4% Loan 2 $210.0 131.9 L + 3.6% 4.5 years Detroit, MI Office $217 Sq. ft. 59.8% Loan 3 $206.5 185.4 L + 2.9% 4.5 years Various, FL Multifamily $181,299 / Unit 76.6% Loan 4 $190.0 182.0 L + 2.7% 4.0 years Philadelphia, PA Office $177 Sq. ft. 73.6% Loan 5 $188.0 142.0 L + 4.1% 2.3 years Nashville, TN Mixed-Use $292 Sq. ft. 60.7% Loan 6 $180.0 173.5 L + 3.8% 3.4 years Charlotte, NC Hotel $257,143 / Unit 65.5% Loan 7 $173.3 163.2 L + 4.3% 3.3 years Philadelphia, PA Office $213 Sq. ft. 72.2% Loan 8 $165.0 158.1 L + 3.8% 3.7 years Various, NJ Multifamily $132,850 / Unit 78.4% Loan 9 $160.0 138.2 L + 2.8% 4.3 years Houston, TX Mixed-Use $299 Sq. ft. 61.9% Loan 10 $149.0 149.0 L + 3.3% 4.0 years San Diego, CA Office $474 Sq. ft. 71.4% Loans 11 – 68 $3,668.8 $3,258.1 L + 3.9%4 3.7 years     63.4% Total Loan Portfolio $5,513.6 $4,849.2 L + 3.8%4 3.8 years 65.1% 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes pari passu and junior positions in the same capital structure 3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type 4. Represents the weighted average interest rate as of June 30, 2019, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at June 30, 2019 Note: As of June 30, 2019 excludes CMBS and CRE CLO investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform $ Millions

ASSETS June 30, 2019 December, 2018 Cash and Cash Equivalents $70,042 $39,720 Restricted Cash 450 1,000 Accounts Receivable 42 38 Accounts Receivable from Servicer/Trustee 213,410 96,464 Accrued Interest Receivable 30,923 20,731 Loans Held for Investment, net (includes $2,807,240 and $2,219,574 pledged as collateral under repurchase agreements and senior secured agreements) 4,830,235 4,293,787 Investment in Available-for-Sale Debt Securities (includes $641,426 and $36,307 pledged as collateral under repurchase agreements) 679,178 74,381 Other Assets, Net 354 669 Total Assets $5,824,634 $4,526,790 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 9,604 6,146 Accrued Expenses 6,084 8,151 Repurchase Agreements (net of deferred financing costs of $9,823 and $10,448) 2,749,126 1,494,078 Collateralized Loan Obligations (net of deferred financing costs of $7,945 and $12,447) 1,179,464 1,509,930 Term Loan Facility (net of deferred financing costs of $1,023 and $758) 266,638 113,504 Asset-Specific Financings (net of deferred financing costs of $564 and $129) 108,936 32,371 Payable to Affiliates 7,649 5,996 Deferred Revenue 391 463 Dividends Payable 31,985 28,981 Total Liabilities $4,359,877 $3,199,620 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 0 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 300,000,000 shares authorized; 72,996,096 and 66,020,387 shares issued and outstanding, respectively) 73 67 Class A Common Stock ($0.001 par value per share; 2,500,000 shares authorized; 1,143,313 and 1,143,313 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,492,670 1,355,002 Retained Earnings (Accumulated Deficit) (29,220) (25,915) Accumulated Other Comprehensive Income/(Loss) 1,233 (1,985) Total Stockholders' Equity 1,464,757 1,327,170 Total Liabilities and Stockholders' Equity $5,824,634 $4,526,790 Consolidated Balance Sheets All amounts in thousands except share and per share amounts (June 30, 2019 is unaudited)

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three and six months ended June 30 is unaudited) Three Months Ended June 30, Six Months Ended June 30, INTEREST INCOME 2019 2018 2019 2018 Interest Income $88,254 $64,693 $164,855 $124,058 Interest Expense (46,426) (30,154) (85,793) (56,152) Net Interest Income 41,828 34,539 79,062 67,906 OTHER REVENUE Other Income, net 412 509 834 875 Total Other Revenue 412 509 834 875 OTHER EXPENSES Professional Fees 593 855 1,272 1,754 General and Administrative 1,674 1,089 2,999 2,197 Servicing and Asset Management Fees 431 767 944 1,534 Management Fee 5,323 4,763 10,466 9,467 Incentive Management Fee 2,048 1,146 3,413 2,072 Total Other Expenses 10,069 8,620 19,094 17,024 Income Before Income Taxes 32,171 26,428 60,802 51,757 Income Tax (Expense) Income, net (202) 10 (421) (205) Net Income $31,969 $26,438 $60,381 $51,552 Preferred Stock Dividends (4) - (7) (3) Net Income Attributable to TPG RE Finance Trust, Inc. $31,965 $26,438 $60,374 $51,549 Basic Earnings per Common Share $0.43 $0.44 $0.85 $0.86 Diluted Earnings per Common Share $0.43 $0.44 $0.85 $0.86 Weighted Average Number of Common Shares Outstanding Basic: 73,963,337 60,175,373 71,144,696 60,283,992 Diluted: 73,963,337 60,175,373 71,144,696 60,283,992 Dividends Declared per Common Share $0.43 $0.43 $0.86 $0.85 OTHER COMPREHENSIVE INCOME Net Income $31,969 $26,438 $60,381 $51,552 Unrealized Gain (Loss) on Available-for-Sale Debt Securities 3,112 (1,424) 3,218 (1,638) Comprehensive Net Income $35,081 $25,014 $63,599 $49,914

Six Months Ended, Cash Flows from Operating Activities: June 30, 2019 June 30, 2018 Net Income $60,381 $51,552 Adjustment to Reconcile Net Income to Net Cash Provided by (Used in) Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (7,898) (8,911) Amortization of Deferred Financing Costs 9,393 7,900 Increase (Decrease) in Stock Compensation Expense 1,514 374 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable (4) 104 Accrued Interest Receivable (12,224) (1,500) Accrued Expenses (3,525) 1,165 Accrued Interest Payable 3,458 77 Payable to Affiliates 1,653 960 Deferred Income / Gain (72) 204 Other Assets 315 234 Net Cash Provided by Operating Activities $52,991 $52,159 Cash Flows from Investing Activities: Origination of Loans Held for Investment (1,133,817) (1,040,793) Advances on Loans Held for Investment (117,131) (150,769) Principal Repayments of Loans Held for Investment 608,338 534,580 Purchase of Available-for-Sale Debt Securities (632,267) (143,643) Sales and Principal Repayments of Available-for-Sale Debt Securities 6,641 4,536 Net Cash (Used in) Investing Activities ($1,268,236) ($796,089) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (311,672) - Proceeds from Collateralized Loan Obligations - 745,904 Payments on Secured Financing Agreements (812,429) (1,037,666) Proceeds from Secured Financing Agreements 2,297,147 1,073,518 Payment of Deferred Financing Costs (3,817) (13,361) Payments to Redeem Series A Preferred Stock - (125) Payments to Repurchase Common Stock (42) (8,360) Proceeds from Issuance of Preferred Stock 125 - Proceeds from Issuance of Common Stock 136,532 - Payment of Equity Issuance and Equity Distribution Agreement Transaction Cost (188) - Dividends Paid on Common Stock (59,649) (47,442) Dividends Paid on Class A Common Stock (983) (933) Dividends Paid on Preferred Stock (7) (3) Net Cash Provided by Financing Activities $1,245,017 $711,532 Net Change in Cash, Cash Equivalents, and Restricted Cash 29,772 (32,398) Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 40,720 75,737 Cash, Cash Equivalents, and Restricted Cash at End of Period $70,492 $43,339 Supplemental Disclosure of Cash Flow Information: Interest Paid $72,942 $48,175 Taxes Paid (Refund) 368 205 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee $208,697 $36,435 Principal Repayments of Available-for-Sale Debt Securities Held by Servicer/Trustee, net 960 105 Proceeds from Secured Financing Agreements Held by Trustee 103 - Accrued Equity Issuance and Equity Distribution Agreement Transaction Costs 309 78 Dividends Declared, not paid 31,985 25,911 Accrued Deferred Financing Costs 1,148 1,177 Unrealized Gain (Loss) on Available-for-Sale Debt Securities 3,218 (1,638) Consolidated Statements of Cash Flows All amounts in thousands (six months ended June 30 is unaudited)

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.) Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, less cash, to (ii) total stockholders’ equity, at period end Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Borrower fundings that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX expanded its Concentration of Credit Risk financial statement disclosure of geographic regions. TRTX has provided additional details for the South region by including a Southeast and Southwest region classification using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-Q at June 30, 2019 follows (dollars in millions): Region Form 10-Q Reclassification Supplemental % Total Commitment East $1,970.5 - $1,970.5 35.9% South 1,568.4 (1,568.4) - - West 955.9 - 955.9 17.3% Midwest 795.7 - 795.7 14.4% Various 223.1 223.1 4.0% Southeast - 933.2 933.2 16.9% Southwest - 635.2 635.2 11.5% Total $5,513.6 $- $5,513.6 100.0% Note: Totals may not sum due to rounding

Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is real estate value at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as appropriate) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period end

Definitions (cont.) Loan Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Robert Foley Chief Financial & Risk Officer +1 (212) 430-4111 bfoley@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage Citigroup Arren Cyganovich +1 (212) 816-3733 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Deutsche Bank George Bahamondes +1 (212) 250-1587 JMP Securities Steven DeLaney +1 (212) 906-3517 Wells Fargo Donald Fandetti +1 (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. (“TRTX” or the “Company”) is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate‐related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $108 billion of assets under management. For more information regarding TRTX, visit www.tpgrefinance.com.